UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SIERRA PACIFIC RESOURCES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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On April 3, 2006, Sierra Pacific Resources filed a definitive proxy statement in connection with its 2006 Annual Meeting of Stockholders with the Securities and Exchange Commission. On or about March 31, 2006, Sierra Pacific Resources mailed the definitive proxy statement to its stockholders in connection with the 2006 Annual Meeting. The following reminder and information notice was circulated via e-mail to Sierra Pacific Resources’ employees on April 26, 2006.
Annual Shareholders Meeting ALERT
DON’T FORGET TO HAVE YOUR VOTE COUNT
As a reminder, Sierra Pacific Resources will be holding its Annual Shareholders Meeting this coming Monday, May 1, 2006.
This is the first year shareholders can vote a variety of ways. If you are a shareholder, here are your voting alternatives:
•	Over the internet at www.proxyvote.com

•	By telephone at 1-800-454-8683

•	By mail to: Proxy Services, P.O. Box 9138, Farmingdale, NY 11735-9585

•	Or in person at the meeting
If you have not yet received your proxy information, please contact: Shareholder Relations by email or via phone at (775) 834-3610. They will assist you, including providing you with a “control number” and instructions on how you can vote your proxy!
Monday’s meeting will be held at 10 a.m. at the:
Chuck Lenzie Generating Station
11405 US Hwy. 93
Clark County, Nevada